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                                                                 EXHIBIT 23.1




                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

To Egghead, Inc.:

As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our reports dated May 16, 1995 included in the Egghead, Inc. Form 10-K for the year ended April 1, 1995, and to all references to our Firm included in this registration statement.

ARTHUR ANDERSEN LLP

Seattle, Washington,
   May 30, 1995